Exhibit 32.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Amendment No. 1 to the Annual Report of Kid Brands, Inc. (the “Company”) on Form 10K/A for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guy A. Paglinco, Vice President and Chief Financial Officer (and principal financial officer and principal accounting officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2011	/s/ GUY A. PAGLINCO
Guy A. Paglinco
Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)
A signed original of this written statement required by Section 906 has been provided to Kid Brands, Inc. and will be retained by Kid Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.